-----------------------------------------------------------------------


                        FLORIDA BUSINESS BANCGROUP, INC.

     -----------------------------------------------------------------------



                                 March 17, 2000

Dear Shareholder:

          The 2000 Annual Meeting of Shareholders Florida Business BancGroup, Inc. ("Florida BancGroup") is being held on Tuesday, April 18, 2000 at 4:00 p.m. at the Hilton Tampa Airport West Shore, 2225 North Lois Avenue, Tampa, Florida. As stated in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement dated March 17, 2000, there are five items which you are being asked to consider and vote on:

         o The election of four Class I directors to serve for one-year terms; four Class II directors to serve for two-year terms; and three Class III directors to serve for three-year terms;

         o        The  adoption  of the 2000  Key  Employee  Stock  Compensation
                  Program;

         o        The adoption of the 2000 Directors' Stock Option Plan;

         o The ratification of the appointment of the Bank's independent auditors for the 2000 fiscal year;

         o The adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the foregoing proposals;

         At the Annual Meeting we will also go over some of management's thoughts for the upcoming year. Members of the Board of Directors will be present to greet you, along with our executive officers and employees. We hope you are able to make plans to attend the Annual Meeting.

         YOUR VOTE IS IMPORTANT. In order to assist us with the tabulation of the proxies, we would ask that you mark your vote for each of the proposals and return the enclosed Proxy Card in the envelope provided, as soon as possible.

         On behalf of the Board of Directors and all the employees of Florida BancGroup, we look forward to seeing you at the Annual Meeting.

                                   Sincerely,



                                   /s/ A. Bronson Thayer
                                   A. Bronson Thayer
                                   Chairman of the Board

                        FLORIDA BUSINESS BANCGROUP, INC.
                   2202 North West Shore Boulevard, Suite 150
                              Tampa, Florida 33607

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Florida Business BancGroup, Inc., Tampa, Florida ("Florida BancGroup") will be held at the Hilton Tampa Airport West Shore, 2225 North Lois Avenue, Tampa, Florida, on April, 18, 2000, at 4:00 p.m., for the following purposes:

         1. The election of four Class I directors to serve for one-year terms; four Class II directors to serve for two-year terms; and three Class III directors to serve for three-year terms;

         2.       To adopt the 2000 Key Employee Stock Compensation Program;

         3.       To adopt the 2000 Directors' Stock Option Plan;

         4. The ratification of the appointment of Florida BancGroup's independent auditors for the 2000 fiscal year; and

         5. To adjourn the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the foregoing proposals;

                  o To transact such other business as properly may come before the Annual Meeting.

NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

         The Board of Directors has fixed the close of business on March 15, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to vote at the Annual Meeting for all proposals presented.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. PLEASE VOTE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED BY FILING A WRITTEN REVOCATION WITH THE SECRETARY OF FLORIDA BANCGROUP, BY DELIVERING A DULY EXECUTED PROXY WITH A LATER DATE TO FLORIDA BANCGROUP OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. THIS WILL NOT PREVENT YOU FROM REVOKING YOUR PROXY BY VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors,


                                             /s/ Marti J. Warren
                                             Marti J. Warren
                                             Corporate Secretary
Tampa, Florida
March 17, 2000

     -----------------------------------------------------------------------


                        FLORIDA BUSINESS BANCGROUP, INC.

     -----------------------------------------------------------------------



                               ------------------


                                 PROXY STATEMENT
                       2000 Annual Meeting of Shareholders

                               ------------------


General Information

--------------------------------------------------------------------------------
         DATE:                April 18, 2000
         TIME:                4:00 p.m. (Eastern Standard Time)
         LOCATION:            Hilton Tampa Airport West Shore
                              2225 North Lois Avenue, Tampa, Florida
--------------------------------------------------------------------------------

Solicitation and Voting of Proxies

         This  Proxy  Statement  and  the  accompanying  Proxy  Card  are  being furnished to shareholders of Florida Business BancGroup, Inc. ("Florida BancGroup"), the parent company of Bay Cities Bank ("Bank"), in connection with the solicitation of proxies by the Board of Directors to be used at our first Annual Meeting of Shareholders ("Annual Meeting"), or any adjournment thereof. Please note that Florida BancGroup and the Bank are collectively referred to herein as the "Company."

         Regardless of the number of shares of common stock that you may own, it is important that as a shareholder you be represented by proxy or in person at the Annual Meeting. We would ask that you complete the enclosed Proxy Card and return it signed and dated in the enclosed postage-paid envelope. Please remember to indicate the way you wish your shares to be voted in the space provided on the Proxy Card. Proxies solicited by the Board of Directors of Florida BancGroup will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted:

         "FOR" the election of four Class I directors, four Class II directors and three Class III directors nominees;

         "FOR" the adoption of the 2000 Key Employee Stock Compensation Program;

         "FOR" the adoption of the 2000 Directors' Stock Option Plan;

         "FOR" the ratification of the appointment of Hacker, Johnson, Cohen & Grieb, P.A., as the independent auditors of the Florida BancGroup for the fiscal year ending December 31, 2000; and

         "FOR" the adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve one or more of the foregoing proposals.

Revocation of Proxy

         Your presence at the Annual Meeting will not automatically revoke your proxy. You may revoke a proxy at any time prior to the polls closing at the Annual Meeting by:

         o Filing with Florida BancGroup's Corporate Secretary a written notice of revocation;

         o By delivering to Florida BancGroup a duly executed Proxy Card bearing a later date;

                  or

         o        By attending the Annual Meeting and voting in person.

Voting Securities

         The Securities which may be voted at this Annual Meeting consist of shares of common stock of Florida BancGroup, with each share entitling its owner to one vote for the election of directors and any other matters that may come before the Annual Meeting. The close of business on March 15, 2000, has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and any adjournment thereof. The total number of shares of the common stock outstanding on the Record Date was 1,320,700, which are held by approximately 275 shareholders. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.

         If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under New York Stock Exchange rules to vote customers' unvoted shares on certain "routine" matters, including election of directors. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote customer shares on non-routine matters. Accordingly, these shares are not counted in regard to non- routine matters, rather than as votes against a matter. We, therefore, encourage you to provide instructions to your brokerage firm as to how your proxy should be voted. This ensures your shares will be voted at the Annual Meeting.

         There are two  non-routine  matters  being  considered  at this  Annual
Meeting:  Proposal II, the adoption of the 2000 Key Employee Stock  Compensation
Program; and Proposal III, the adoption of the 2000 Directors' Stock Option Plan. If you do not vote your proxy, your brokerage firm may either:

         o        Vote your  shares on routine  matters;  or

         o        Leave your shares unvoted.

Certain Shareholders

         As of the Record Date, except for the following, we know of no persons or groups of persons, that beneficially own five percent or more of the outstanding shares of the Florida BancGroup's common stock:

                            [Table Follows This Page]


                      ------------------------------------


                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607
                                       -2-

                                                     Amount
                                                       of
                                                     Common         Percent
Name / Address                                       Stock(1)       of Class
-------------------------------------------------------------------------------

Monroe E. Berkman
3401 South Beach Drive
Tampa, Florida 33629                                112,000               8.10%

John C. Bierley
100 North Tampa Street, Suite 2120
Tampa, Florida 33602                                 92,000(2)            6.70

Troy A. Brown
1013 Skokie
Tampa, Florida 33629                                 72,000               5.28

Gordon A. Cain
8 Greenway Plaza
Suite 702
Houston, Texas 77019                                200,000              15.14

Frank G. Cisneros
4918 Lyford Cay Road
Tampa, Florida 33629                                112,000(3)            8.10

Lawrence H. Dimmitt
25485 U.S. Highway 19 North
Clearwater, Florida 33763                            72,000               5.28

A. Bronson Thayer
P.O. Box 429
Thonotosassa, Florida 33529                         162,000(4)           10.93
                                                                         -----

         (1)      Includes shares for which the named person:
                  o        has sole voting and investment power,
                  o        has shared voting and investment power with a spouse,
                           or
                  o holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes, but
                  o does not include shares that may be acquired by exercising stock options.
                  o Amount also includes shares that may be acquired by exercising stock options or warrants, including options to be awarded to directors under the stock option plans as set forth on pages 10 and 11 of this Proxy Statement.

         (2) Includes 20,000 shares and 20,000 warrants owned by Mr. Bierley's spouse.
         (3) Includes 4,600 shares and 4,600 warrants held in Mr. Cisneros' spouse's IRA.
         (4) Includes 25,000 shares and 25,000 warrants owned by Mr. Thayer's spouse.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         Florida BancGroup's Board of Directors is composed of ten members, divided into three classes. At this Annual Meeting, three Class I directors will be elected for one-year terms, three Class II directors will be elected for two year terms and four Class III directors will be elected for three year terms.

         The Board of Directors has nominated Johnny R. Adcock, Jeff Huenink, Eiji Sadato and A. Bronson Thayer to be Class I directors; John C. Bierley, John
B. Caswell, Robert A. Monroe and Eric C. Newman to be Class II directors; and Frank G. Cisneros, Lawrence H. Dimmitt, and Timothy McGuire to be Class III directors. During Florida BancGroup's first two years of operations, all new directors must be submitted to the Florida Department of Banking and Finance for regulatory clearance. Therefore, Messrs. Adcock, Huenink, Sadato, Casell and Monroe are being submitted for election by the shareholders pending regulatory clearance.



                      ------------------------------------


                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607
                                       -3-

         It is intended that the proxies solicited by the Board of Directors will be voted "FOR" the election of the director nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board may recommend. At this time we know of no reason why any nominee might not be able to serve.

         The following presents information concerning each of the director nominees:

                                CLASS I DIRECTORS
                         ONE-YEAR TERMS EXPIRING IN 2001

         Johnny R.  Adcock,  Age 55:  Mr.  Adcock has been  President  of Adcock
Financial Group since 1990. Mr. Adcock received a degree in Business Administration from Auburn University in 1967 and became a member of the American Society of Charter Life Underwriters in 1972. Mr. Adcock formerly served as Chairman of the Board of Directors of the Northside Bank of Tampa and from 1987-96 was served on the Board of Directors of the Tampa Sports Authority.

         Jeff Huenink, Age 43: Mr. Huenink was born in Chicago, Illinois and currently resides in Clearwater, Florida. A graduate of the University of South Florida, Tampa, Florida, Mr. Huenink has been a consultant to MacGray, Boston, Massachusetts since 1997 and serves as a director of TransWorld Electronics, a manufacturer of computer chips. From 1978 to 1997, Mr. Huenink served as President of Sun Services of America, Inc.

         Eiji Sadato, Age 32: Mr. Sadato was born in Kobe, Japan and presently resides in Valrico, Florida. Mr. Sadato has been the President of Tampa Bay International Sports School, Inc. since 1988 and the Executive Vice President of Sun Green, Inc., a sports marketing and real estate development company since 1997.

         A. Bronson Thayer, Age 60: Mr. Thayer is Managing Director of The Investment Counsel Company since 1997. Prior to that position, Mr. Thayer was Chairman and Chief Executive Officer of First Florida Banks, Inc. He has also served as Executive Vice President and Chief Financial Officer of Lykes Bros., Inc. and as Vice President of Dominick & Dominick, Inc. Mr. Thayer is a graduate of Harvard College and received his MBA from New York University. He currently serves as a director of Lykes Bros., Inc. Mr. Thayer has also served on the boards of the Jacksonville Branch of the Federal Reserve Bank of Atlanta, LTV Corp., American Ship Building and Enron Corporation. Mr. Thayer has been a resident of Hillsborough County, Florida since 1972.

                               CLASS II DIRECTORS
                         TWO-YEAR TERMS EXPIRING IN 2002

         John C. Bierley, Age 63: Mr. Bierley has been partner in the firm of Smith, Clark, Delesie, Bierley, Mueller & Kadyk, specializing in international law, since 1997. Prior to that, Mr. Bierley has been a partner in the firm of MacFarlaine, Ferguson & McMullen. Mr. Bierley was a director of Gulf Bay Bank of Florida from 1988 to 1992 and SouthTrust Bank of West Florida from 1992 to 1995, and has been a director of Cayman National Bank, Ltd. since 1973.

         John B. Caswell, Age 61: Mr. Caswell has been the owner and chairman of The Omnia Group, Tampa, Florida since 1985 and is a director of the Berkshire Life Insurance Company, Pittsfield, Massachusetts. Mr. Caswell formerly served on the Boards of Directors of the Southern Exchange Bank, Tampa, Florida and the Bay Bank Valley Trust Company, Springfield,

                      ------------------------------------


                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607
                                       -4-

Massachusetts. Mr. Caswell received a Bachelors of Arts from Brown University, Providence, Rhode Island and a Masters of Business Administration from Columbia University, New York, New York.

         Robert A. Monroe, Age 63: Mr. Monroe has been the President of Leonine Workshop, Inc., a sales, marketing and diversity-issues consulting firm located in Tampa, Florida since 1995. Prior to his affiliation with Leonine, Mr. Monroe spent 31 years with Joseph E. Seagram & Sons, Inc., where he held numerous sales and marketing positions, culminating in his serving as Executive Vice President, Diversity, reporting directly to the President and Chief Executive Officer. Mr. Monroe is active in a wide variety of Tampa Bay civic and charitable activities, including the Tampa Bay Male Club and the Tampa Bay Performing Arts Center.

         Eric M. Newman, Age 51: Mr. Newman is President of J.C. Newman Cigar Company and has been with the company for over 25 years. Mr. Newman actively serves in the community as President, Rotary Club of Tampa, Board of Trustees, Congregation Schaarai Zedek, Board of Directors, Merchants Association of Florida, Board of Directors, University Club of Tampa and Board of Directors, Cigar Association of America. Mr. Newman was also selected as Community Hero to carry 1996 Olympic torch. Mr. Newman received his Bachelor of Arts degree from the University of the South, and his M.B.A. degree from Emory University. Mr. Newman also has business interest in the Luis Martinez Cigar Company and SERCO Company. Mr. Newman has been a resident of Hillsborough County, Florida since 1954.

                               CLASS III DIRECTORS
                        THREE-YEAR TERMS EXPIRING IN 2003

         Frank G. Cisneros, Age 57: Mr. Cisneros is President and Chief Executive Officer of Marman USA, Inc., and has been with the company since 1953. He also currently serves as President of Westshore Holdings, Inc. Prior to these positions, Mr. Cisneros served as Chairman of the Board of Micro-Flo Co., Inc. Mr. Cisneros attended the University of Villanova, Havana, Cuba, and is a graduate of the University of Tampa. He was a former director of the Gulf Bay Bank of Tampa and SouthTrust Bank of West Florida, and served as the director of the Society of International Business Fellows. He has also served on the Board of Governors of the Greater Tampa Chamber of Commerce, as a Board member of the United Way of Tampa, the American Red Cross, and the Jesuit High School Foundation. Mr. Cisneros currently serves as Trustee for the Academy of the Holy Names Foundation, Museum of Science and Industries (MOSI), the Henry B. Plant Museum, and was King XVII of the Krewe of the Knights of Saint Yago. Mr. Cisneros has been a resident of Hillsborough County, Florida since 1961.

         Lawrence H. Dimmitt, III, Age 53: The Dimmitt family has been in the automobile dealership business in Clearwater, Florida, for over 75 years. Mr. Dimmitt has been involved as owner and operator of Dimmitt Chevrolet for over 25 years. He received his undergraduate degree from The University of the South and has attended graduate school at Emory University. Mr. Dimmitt serves on the Chevrolet National Dealer Council and has served as Past President of the Clearwater Auto Dealer's Association. He is a past director of the Bank of Clearwater and First Florida Bank of Clearwater. Mr. Dimmitt is a lifelong resident of Pinellas County, Florida.

         Timothy A. McGuire, Age 50: Mr. McGuire has 25 years of broad-based commercial banking and bank management experience. From 1973 through 1981, he held various positions with Indiana National Bank, including Vice President and European Representative, London, England.

                      ------------------------------------


                                 PROXY STATEMENT
                         Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607
                                       -5-

Subsequently, Mr. McGuire joined Barnett Bank where he held various management positions throughout the Barnett system, including Vice President-Commercial Lending (Tampa), Vice President-U.S. Banking (Jacksonville), Senior Vice President & Manager-Commercial Lending (Jacksonville), Senior Vice President & Credit Manager (Atlanta, GA), Executive Vice President & Senior Loan Officer and Executive Vice President & Senior Credit Officer (Atlanta, GA). Most recently, Mr. McGuire participated in the successful establishment of First of America Bank as a commercial bank in West Central Florida, and served as the Senior Vice President and Senior Loan Officer, until this entity was acquired by South Trust in 1998. In 1998, Mr. McGuire became involved in the organization of the Company.

Beneficial Stock Ownership

         The following table contains information regarding the current beneficial ownership of common stock by each director nominee and all of the director nominees and executive officers as a group, as of the Record Date. As required by Rule 13d-3, under the Securities Act of 1933, the number and percentage of shares held by each person reflects the number of shares that person currently owns, plus the number of shares that person has the right to acquire.


                                           Number                       % of
                                         of Shares     Right to       Beneficial
Name                                     Owned (3)    Acquire (4)     Ownership
--------------------------------------------------------------------------------
Johnny R. Adcock(1)                       25,000        27,500           3.89%
John C. Bierley(1)                        40,000(5)     52,000(5)        6.70
John B. Caswell(1)                        25,000        30,000           4.07
Frank G. Cisneros(1)                      50,000(6)     62,000(6)        8.10
Lawrence H. Dimmitt(1)                    30,000        42,000           5.28
Jeff Huenink(1)                           20,000        25,000           3.34
Timothy A. McGuire(2)                     10,000        55,500           4.76
Robert A. Monroe(1)                       25,000        30,000           4.07
Eric C. Newman(1)                         25,000(7)     37,000(7)        4.57
Eiji Sadato(1)                            30,000        32,500           4.62
A. Bronson Thayer(2)                      75,000(8)     87,000(8)       10.93
                                          -------       -------         -----
All Director Nominees and Executive      355,000       480,500          46.39%
                                         =======       =======          =====
Officers as a Group (11 persons)



         (1)      Florida BancGroup director nominee only.
         (2)      Florida BancGroup director and Executive Officer.
         (3)      Includes shares for which the named person:
                  o        has sole voting and investment power,
                  o has shared voting and investment power with a spouse, or
                  o holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes, but
                  o does not include shares that may be acquired by exercising stock options.
         (4) Includes shares that may be acquired by exercising stock options or warrants, including options to be awarded under the stock option plans as set forth on pages 10 and 11 of this Proxy Statement.
         (5) Includes 20,000 shares and 20,000 warrants owned by Mr. Bierley's spouse.
         (6) Includes 4,600 shares and 4,600 warrants held in Mr. Cisneros' spouse's IRA.
         (7) Is an officer/shareholder of the corporation that is the general partner for the limited partnership that owns the shares and warrants.
         (8) Includes 25,000 shares and 25,000 warrants owned by Mr. Thayer's spouse.

--------------------------------------------------------------------------------
         The Board of Directors recommends that shareholders vote "FOR"
                     the election of the director nominees.
--------------------------------------------------------------------------------

                      ------------------------------------

                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607

Board of Directors Meetings

         The Board of Directors holds meetings on a regular basis. No current director attended fewer than 75% of the total meetings of the Board of Directors during 1999. The Company does not compensate their directors for attendance at Board or committee meetings. Florida BancGroup's Board has one standing committee, while the Bank has five standing committees. Their duties are described as follows:

         Executive Committee (Bank only) -- The Executive Committee is responsible for defining and implementing the overall strategy and policies of the Bank. It is also responsible for monitoring the financial performance of the Bank. The committee reviews and recommends marketing plans, capital plans, major capital expenditures and bank expansion plans.

         Executive Loan Committee (Bank only) -- The Executive Loan Committee is responsible for ensuring the soundness of the Bank's credit policy; conformance to lending policies and compliance with applicable laws, rules and regulations. To fulfill these responsibilities, the Executive Loan Committee reviews the adequacy of the credit policy on at least an annual basis, reviews all large loans and monitors the performance of the loan portfolio on an ongoing basis.

         Asset/Liability and Investment Committee (Bank only) -- The Asset/Liability and Investment Committee is responsible for ensuring the soundness of the Bank's investment policy and asset/liability management policy; conformance to these policies and compliance with applicable laws, rules and regulations. To fulfill these responsibilities, the committee reviews the adequacy of the investment and asset/liability management policies on at least an annual basis. The committee also monitors performance of the investment portfolio, the Bank's liquidity position and its interest rate sensitivity position.

         Audit Committee (Florida BancGroup and the Bank) -- The Audit Committees consists solely of outside directors and is responsible for ensuring that an adequate audit program exists and that Company personnel are operating in conformance with all applicable laws, rules and regulations. The auditors report directly to the respective Audit Committees. The Audit Committees recommend the selection of auditors, review the audit programs on at least an annual basis to ensure the adequacy of its scope, and review all reports of auditors and examiners, as well as management's responses to such reports to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committees are responsible for the integrity of the internal loan review system.

         Compensation Committee (Florida BancGroup and the Bank) -- The Compensation Committee is responsible for ensuring that the Bank's compensation policy is effectively meeting its objectives. Compensation is reviewed on an annual basis, or more frequently if necessary.

Report of the Board of Directors on Executive Compensation

         Compensation Philosophy -- The Board of Directors believes that there is a close relationship between the financial interests of our shareholders and our officers and key employees. The Board further believes that compensation for officers and key employees should be structured in such a way that total compensation consists of a base salary, as well as short- and long-term incentive awards. To that end, we have created a compensation program that provides for base salaries that are believed to be competitive within the industry for persons with comparable responsibilities, combined with annual cash bonus awards tied to specific performance, as well as

                      ------------------------------------


                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607
                                       -7-
long-term stock option awards, which are also related to the Company's performance and the performance of the officer or employee and their base salary levels.

         Executive Base Salary -- Base salaries for executive officers are established primarily through the use of peer group salary evaluations. The Board of Directors utilizes published compensation studies with regard to compensation levels and practices of comparable commercial banks and financial institutions in order to formulate its recommendation regarding executive officer salaries. For fiscal year 2000, the base salary for Timothy A. McGuire, President of Florida BancGroup and Chief Executive Officer and President of the Bank, Marti J. Warren, Chief Financial Officer of Florida BancGroup and the Bank and Gregory Bryant, Executive Vice President of the Bank were established using the Board's evaluation of salaries paid to executive officers with similar duties at comparable financial institutions.

         Annual Cash Bonus Awards -- Cash bonus awards to executive officers, if any, are determined annually by the Board of Directors and are based primarily on the Company's financial results for that year. Objectives are established annually by the Board and cash bonus awards are determined in relationship to achievements relative to these objectives.

         Long-Term Pay Compensation -- The long-term compensation plan is presently structured the 2000 Key Employee Stock Compensation Program which is being considered by the shareholders at this Annual Meeting.

         The following Summary Compensation Table shows compensation information regarding A. Bronson Thayer, Chief Executive Officer of Florida BancGroup and Timothy A. McGuire, President of Florida BancGroup and Chief Executive Officer and President of the Bank. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

                           SUMMARY COMPENSATION TABLE


                                                                                          Long-Term Compensation
                                                                            -------------------------------------------------------
                                        Annual Compensation                          Awards                 Payouts
                                  -------------------------------------------------------------------------------------------------

                                                                Other
                                                                Annual                   Securities     LTIP      All Other
        Name and                                             Compensation   Restricted   Underlying    Payouts  Compensations
   Principal Position      Year     Salary($)     Bonus($)       ($)          Awards      Options        ($)         ($)
-----------------------------------------------------------------------------------------------------------------------------------

A. Bronson Thayer          1999       None          None         None          None         None        None         None
Chief Executive Officer
of Florida BancGroup

Timothy A. McGuire         1999     $108,333        None       $23,600*        None         None        None         None
President of Florida
BancGroup and Chief
Executive Officer and
President of the Bank

------------------

         * Amount includes $1,348 for a membership in Centre Club, $17,152 for a membership in Avila Country Club, $3,424 for COBRA premiums and $1,676 for an automobile allowance.


                      ------------------------------------


                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150o Tampa, Florida 33607
                                       -8-

Benefits

         Insurance -- Officers of the Company are provided hospitalization, major medical, short-and long-term disability, dental insurance, and term life insurance under group plans on generally the same basis to all full-time employees.

Employment Contracts

         The Company has entered into an employment agreement with Timothy A. McGuire in September of 1998 ("Agreement"). Under the terms of the Agreement, Mr. McGuire will serve as a Director and President of Florida BancGroup and as Chief Executive Officer and President of the Bank at an initial annual base salary of $120,000. The Agreement which initially was for a term of one year, also contains a commitment to grant, at no cost to him, an option to purchase a minimum of 34,444 shares of Florida BancGroup stock at $10.00 per share. Such option will vest at the rate of 20% per year over five years, will expire 10 years from the grant date and is contingent upon the passage of and subject to the terms of the 2000 Key Employee Stock Compensation Program. Mr. McGuire will participate in such other benefit plans which the Bank makes available generally to all employees. The Bank may terminate Mr. McGuire for any reason upon majority vote of the Board of Directors. If, however, the termination is without cause, Mr. McGuire will be entitled to severance pay in an amount not to exceed the remainder due on his contract, plus any incentive compensation to which he may have been entitled. The Board of Directors must review Mr. McGuire's performance annually, and determine whether to extend the Agreement for a one-year period. In the event of Mr. McGuire's termination for any reason, Mr. McGuire agrees not to become employed with any business enterprise who competes or intends to compete, directly or indirectly, with any office of the Company located in Hillsborough County for a period of 12 months following such termination.


                         PROPOSAL II -- APPROVAL OF THE
                                2000 KEY EMPLOYEE
                           STOCK COMPENSATION PROGRAM

         On February 24, 2000, the Board of Directors adopted the 2000 Key Employee Stock Compensation Program ("Employee Program") to provide for the grant of both incentive and non-statutory stock options to purchase shares of Florida BancGroup's common stock to full time employees of the Company. A copy of the Employee Program is attached hereto as Appendix A.

         The purpose of the Employee Program is to advance the interests of the Company by providing key employees an additional incentive and to attract additional persons of experience and ability to join our employee team in the future.

         The maximum number of shares of common stock that may be issued pursuant to options granted under the Employee Program is 76,500. Under the Employee Program, participants may each be granted an option to purchase shares of common stock at a price not less than its "Fair Market Value" (as that term is defined in the Employee Program) on the date the option is granted.



                      ------------------------------------


                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607
                                       -9-

         All options granted before shareholder approval of the Employee Program are contingent upon receipt of such approval. Options granted under the Employee Program will be exercisable in one or more installments and may be exercisable on a cumulative basis, as determined by a committee formed to administer the Employee Program ("Program Administrators").

         However, no options may be exercised for the first year following the date the option is granted. In addition, in no case shall any options be exercisable for a term longer than 10 years, and, in the case of an employee who owns more than 10% of the combined voting power of all classes of stock of Florida BancGroup, the term of their option is limited to three years.

         Options are not transferable, except in the case of death. Furthermore, except for a 90 day exception in the case of death or disability, all options will terminate no later than 30 days following an optionee's termination of employment with the Company.

         In the event Florida BancGroup or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of Florida BancGroup, all options granted pursuant to the Employee Program shall become immediately exercisable. Furthermore, in the event of a change of control, or threatened change of control, all options granted pursuant to the Employee Program shall become immediately exercisable; provided, however, that no options shall be exercisable for a period of six months from the date of grant. The term "control" generally means the acquisition of 25% or more of the voting securities of Florida BancGroup by any person or group of persons acting as a group. This provision may have the effect of deterring hostile changes of control by increasing the costs of acquiring control.

         The terms of the Employee Program may be amended by the Program Administrators, except that no amendment may increase the maximum number of shares included in the Employee Program, change the exercise price of the options, increase the maximum term established for any option or permit any grant to a person who is not a full-time employee of the Company.

--------------------------------------------------------------------------------
                     The Board of Directors recommends that
                shareholders vote "FOR" adoption of the 2000 Key
                      Employee Stock Compensation Program.
--------------------------------------------------------------------------------


                      PROPOSAL III -- APPROVAL OF THE 2000
                          DIRECTORS' STOCK OPTION PLAN

         The 2000 Directors' Stock Option Plan ("Directors' Plan") was adopted by the Board on February 24, 2000, to provide for the grant of non-statutory stock options to purchase shares of Florida BancGroup's common stock to directors of the Company. A copy of the Directors' Plan is attached hereto as Appendix B.

         The purpose of the Directors' Plan is to advance the interests of the Company by providing its directors an additional incentive and to attract additional persons of experience and ability to join the Company's respective Boards in the future.


                      ------------------------------------


                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607
                                      -10-

         The maximum number of shares of common stock that may be issued pursuant to options granted under the Directors' Program is 123,500. Under the Directors' Plan, participants may each be granted an option to purchase shares of common stock at a price not less than 100% of its "Fair Market Value" (as that term is defined in the Directors' Program).

         All options granted before shareholder approval of the Directors' Plan are contingent upon receipt of such approval. Options granted under the Program will be exercisable in one or more installments and may be exercisable on a cumulative basis, as determined by the Board.

         However, no options may be exercised for the first six months following the date the option is granted. In addition, in no case shall any options be exercisable for a term longer than 10 years. Options are not transferable, except in the case of death. Furthermore, following a directors termination of service due to death, disability, retirement or resignation, a director may exercise their options during the one year period following such termination of service. If a director is removed from the Board for cause, their options shall immediately terminate.

         The terms of the Directors' Plan may be amended by the Boards, except that no amendment may increase the maximum number of shares included in the Directors' Plan, change the exercise price of the options, increase the maximum term established for any option or permit any grant to a person who is not a full-time employee of the Company.

         The following table sets forth information concerning stock options that have been granted to the directors, director nominees, executive officers and employees of the Florida BancGroup and the Bank. All options are subject to the shareholders approving the Employee Program and the Directors' Plan at this Annual Meeting.


                                                   Number
Name                                             of Shares
-------------------------------------------------------------------------------

Johnny R. Adcock(1)                                 2,500
Monroe E. Berkman(1)                               12,000
John C. Bierley(1)                                 12,000
Anthony J. Borrell(1)                               5,000
Troy A. Brown(1)                                   12,000
John B. Caswell(1)                                  5,000
Frank G. Cisneros(1)                               12,000
Lawrence H. Dimmitt, III(1)                        12,000
Jeff Huenik(1)                                      5,000
Margo V. Hunt(1)                                    2,500
Timothy A. McGuire(2)                              45,500
Robert A. Monroe(1)                                 5,000
Eric M. Newman(1)                                  12,000
Chris A. Peifer(1)                                 12,000
Eiji Sadato(1)                                      2,500
A. Bronson Thayer(1)                               12,000
                                                 --------
Total Directors, Director Nominees,               169,000
                                                  =======
Executive Officers and Employees


         (1)      Granted under the Directors' Plan.

         (2)      Granted under the Employee Program.

--------------------------------------------------------------------------------
       The Board of Directors recommends that shareholders vote "FOR" the adoption of the 2000 Directors' Stock Option Plan
--------------------------------------------------------------------------------


                      ------------------------------------


                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607
                                      -11-

                         PROPOSAL IV -- RATIFICATION OF
                     APPOINTMENT OF AUDITORS FOR FISCAL YEAR
                            ENDING DECEMBER 31, 2000

         Our independent auditors for the fiscal year ended December 31, 1999, were Hacker, Johnson, Cohen & Grieb, P.A. The Board of Directors has appointed Hacker, Johnson, Cohen & Grieb, P.A., to be its independent auditors for the fiscal year ending December 31, 2000, subject to shareholder ratification.

--------------------------------------------------------------------------------
                     The Board of Directors recommends that
                 shareholders vote "FOR" the ratification of the
              appointment of Hacker, Johnson, Cohen & Grieb, P.A.,
    as the independent auditors for the fiscal year ending December 31, 2000.
--------------------------------------------------------------------------------

                          PROPOSAL V -- ADJOURNMENT OF
                                 ANNUAL MEETING

         We are seeking approval to adjourn the Annual Meeting in the event that the number of proxies sufficient to approve Proposals I, II, III or IV are not received by April 18, 2000. In order to permit proxies that have been received at the time of the Annual Meeting to be voted, if necessary, for the adjournment, the question of adjournment is being submitted to the shareholders as a separate proposal. If it becomes necessary to adjourn the Annual Meeting, and the adjournment is for a period less than 30 days, no notice of the time and place of the adjourned meeting will be given to the shareholders, other than an announcement made at the Annual Meeting.


--------------------------------------------------------------------------------
                     The Board of Directors recommends that
                     shareholders vote "FOR" the approval of
                     the adjournment of the Annual Meeting.
--------------------------------------------------------------------------------
Solicitation

         The cost of soliciting proxies for the Annual Meeting will be borne by Florida BancGroup. Proxies may be solicited by directors, officers or regular employees of Florida BancGroup or its subsidiaries in person or by telephone, telegraph or mail. We are asking persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies for such beneficial owners. We will reimburse such holders for their reasonable out-of-pocket expenses in obtaining proxies.

Shareholder Proposals

         In order to be eligible for inclusion in the Proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such Annual Meeting must be received at the Corporate Office of Florida BancGroup, 2202 North West Shore Boulevard, Suite 150, Tampa, Florida 33607 on or before November 19, 2000. Proposals must comply with the provisions

                      ------------------------------------


                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607
                                      -12-
of 17 C.F.R.  Section 240.14a-8 ("Rule 14a") of the rules and regulations of the
Securities  and  Exchange   Commission  in  order  to  be  included  in  Florida
BancGroup's Proxy materials.

         New business may be taken up at the Annual Meeting, provided the proposal is stated in writing and filed with Florida BancGroup's Corporate Secretary at least five days before the Annual Meeting. Any shareholder may make any other proposal at the Annual Meeting and the same may be discussed and considered, but unless stated in writing and filed with the Corporate Secretary by the above date, such proposal shall be laid over for action at an adjourned Annual Meeting or at a Special Meeting taking place 30 days or more thereafter. This provision does not prevent the consideration and approval or disapproval at the Annual Meeting of reports of officers, directors, and committees. In connection with such reports, however, no new business shall be acted upon at such Annual Meeting unless stated and filed as provided herein.

Financial Statements

         The 1999 Annual Report containing consolidated audited financial statements for the year ended December 31, 1999, accompanies this Proxy Statement.

Other Matters

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. If other matters should, however, come before the Annual Meeting, it is the intention of the persons names in the enclosed Revocable Proxy to vote in accordance with their judgement and in the best interest of Florida BancGroup.


FLORIDA BUSINESS BANCGROUP, INC.
March 17, 2000


                      ------------------------------------


                                 PROXY STATEMENT
                        Florida Business BancGroup, Inc.
        2202 North West Shore Boulevard, Suite 150 Tampa, Florida 33607
                                      -13-